UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 25, 2013
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the 2013 Annual Meeting of Shareholders of Sensient Technologies Corporation (the “Company”) on April 25, 2013, shareholders approved the amendment and restatement of the Company’s 2007 Stock Plan (formerly known as the Company’s 2007 Restricted Stock Plan) (the “2007 Plan”) to increase the number of shares of the Company’s common stock available in the 2007 Plan’s remaining duration (it expires on April 26, 2017) to 1,440,000 plus any cancellations of shares issued under the 2007 Plan (an increase of 900,000 shares), to permit the grant of stock options and stock appreciation rights (“SARs”), to rename the 2007 Plan the “Sensient Technologies Corporation 2007 Stock Plan” and to make certain other changes.

The purpose of the 2007 Plan is to advance the interests of the Company by encouraging and providing for the acquisition of an equity interest in the Company by officers and key employees, and by enabling the Company to attract and retain the services of officers and key employees upon whose judgment, interest and special effort the successful conduct of its operations largely depends.  The 2007 Plan includes provisions by which the Company may grant restricted stock, restricted stock units, stock options and SARs, as described in the Company’s Definitive Proxy Statement for its 2013 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on March 15, 2013 (the “2013 Proxy Statement”).

The full text of the 2007 Plan was filed as Appendix B to the 2013 Proxy Statement and is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the 2013 Annual Meeting of Shareholders of the Company, held on April 25, 2013, the following actions were taken:

The following Directors were each elected for a one-year term of office:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Hank Brown	39,398,288	5,790,179	1,748,910
Edward H. Cichurski	44,479,747	708,720	1,748,910
Dr. Fergus M. Clydesdale	36,779,061	8,409,406	1,748,910
James A.D. Croft	36,696,552	8,491,915	1,748,910
William V. Hickey	39,324,671	5,863,796	1,748,910
Kenneth P. Manning	44,197,686	990,781	1,748,910
Paul Manning	44,473,174	715,293	1,748,910
Dr. Elaine R. Wedral	44,792,186	396,281	1,748,910
Essie Whitelaw	27,554,668	17,633,799	1,748,910

The compensation of the Company’s named executive officers was approved by shareholders in an advisory vote, with 24,401,499 shares voted for, 20,565,419 shares voted against, 221,549 shares abstaining and 1,748,910 broker non-votes.

The 2007 Plan was approved, with 35,042,226 shares voted for, 9,991,871 shares voted against, 154,370 shares abstaining and  1,748,910 broker non-votes.

The shareholders also approved a proposal by the Board of Directors to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors to conduct the annual audit of the consolidated financial statements of the Company and its subsidiaries for the year ending December 31, 2013. The shareholders cast 46,665,875 votes in favor of this proposal, 189,244 votes against and there were 82,258 shares abstaining.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS.

Exhibit 10.1
Sensient Technologies Corporation 2007 Stock Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement for its 2013 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission on March 15, 2013).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION (Registrant)

By:	/s/ John L. Hammond
Name:	John L. Hammond
Title:	Senior Vice President, General Counsel and Secretary
Date:	April 26, 2013

EXHIBIT INDEX

Exhibit 10.1
Sensient Technologies Corporation 2007 Stock Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement for its 2013 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission on March 15, 2013).